Conference Call August 19, 2010 MasterCard's Acquisition of DataCash Exhibit 99.2

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements about MasterCard’s proposed acquisition of DataCash and plans about strategies, beliefs and expectations, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on reasonable assumptions, plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.
MasterCard undertakes no obligation to publicly update or revise any forward-
looking statement. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk
Factors” and “Forward-Looking Statements” in the Company’s most recent Form 10-
K, Form 10-Qs and/or any Form 8-Ks filed or furnished with the U.S. Securities and Exchange Commission.

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WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF THAT JURISDITION

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DataCash is a leading European e-Commerce gateway/payment service provider
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Acquisition price of £ 333 million, or 360 pence per share
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Financed from MasterCard’s available cash
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Expected closing by the end of October 2010
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Subject to certain conditions including approval by DataCash shareholders
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Acquisition in line with MasterCard’s e-Commerce strategy, and expands its existing e-Commerce gateway services
Acquisition of DataCash by MasterCard

Leading Service
Provider
• One of the leading European e-Commerce gateways/payment service providers
• Develops and provides outsourced electronic payments solutions, fraud prevention, alternative payment options and back office services for merchants selling via multiple channels
• Processed 240 million gateway transactions for more than 1,400 merchants in 2009
2009 Financial
Performance
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Revenue of £36.9 million
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EBITDA of £17.1 million and EBITDA Margin of 46%
Strong
Business Fit
• Robust technology platform for payment processing and fraud management
• Significant potential to cross-sell fraud protection services via MasterCard’s distribution channels
Other
• Headquartered in London with offices in Dublin, Mannheim and Cape Town
• Public since 1996 and listed on AIM
DataCash Overview
Note:  Financials based on IFRS accounting

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The interface between the merchant and its acquirer as
the transaction moves to the payments network
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Enables online merchants to:
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Accept many types of payments across multiple markets
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Expand their geographic customer base
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Benefit from additional services such as fraud prevention,
currency management, user authentication and back office
services
What is an E-Commerce Gateway?

Strategic Rationale
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Drive growth of e-Commerce category in tandem with MasterCard’s acquirer relationships to increase penetration in new and existing markets
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Expand and enhance MasterCard’s existing MIGs gateway to provide merchants with new market reach and access to new service offerings
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Leverage MasterCard’s network and global presence to expand adoption of
DataCash’s products and services beyond western Europe
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Combine DataCash’s and MasterCard’s fraud capabilities and expertise
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Deliver new products to market with minimal integration challenges for merchants

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MasterCard to acquire all of DataCash’s outstanding equity for a total value of £333 million or 360 pence per share
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54% premium to DataCash’s August 18
th
closing price
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DataCash has no outstanding debt and is net cash positive
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Transaction financed using available cash with expected closing by the end of October 2010
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Expected financial impact
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4Q2010: approximately 5 cents dilutive to EPS
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FY2011: breakeven
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FY2012: accretive
Financial Considerations

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